Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
9.	Income Taxes

The Company had no income tax expense for the years ended December 31, 2015 and 2014. Due to uncertainties surrounding the realization of its deferred income tax assets in future periods, the Company has recorded a 100% valuation allowance against its net deferred income tax assets. If it is determined in the future that it is more likely than not that any deferred income tax assets are realizable, the valuation allowance will be reduced by the estimated net realizable amounts. For the years ended December 31, 2015 and 2014, the valuation allowance increased by approximately $5.0 million and $1.2 million, respectively.

The tax effect of temporary differences and net operating losses that give rise to components of deferred income tax assets and liabilities consist of the following:

	As of December 31,
	2015	2014
Deferred income tax assets (liabilities):
Property and equipment	$(35,232)	$(79,190)
Deferred revenue	46,211	38,989
Accrued expenses	53,112	50,613
Shared based compensation related	2,110,364	1,738,280
Other	216,544	334,217
Net operating loss carryforwards	28,798,998	24,125,719
	31,189,997	26,208,628
Less valuation allowance	(31,189,997)	(26,208,628)
	$–	$–

The Company had a cumulative federal net operating loss of approximately $72.3 million as of December 31, 2015, which begins to expire in 2016. Under Sections 382 and 383 of the Internal Revenue Code, if an ownership change occurs with respect to a “loss corporation,” as defined, there are annual limitations on the amount of the net operating loss and other deductions which are available to the Company. The Company has not determined whether such an ownership change has occurred. However, given the equity transactions in which the Company has engaged, the Company believes that the use of the net operating losses shown as deferred tax assets will be significantly limited.

Management has evaluated the effect of guidance provided by GAAP regarding accounting for uncertainty in income taxes and determined the Company has no uncertain tax positions that could have a significant impact on its consolidated financial statements. The Company’s income tax returns after 2010 remain open for examination.